Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTORS:	MEDIA:
Byron Purcell	Joy Errico Seusing
(717) 975-3710	(203) 970-5559
investor@riteaid.com	press@riteaid.com

Rite Aid Corporation Reports Fiscal 2023 Third Quarter Results

Strong Elixir earnings contribute to results

•	Revenues of $6.1 billion, Compared to Prior Year Revenues of $6.2 billion

•	Retail Comparable Same Store Prescriptions Increased 4.4 Percent - Comparable Same Store Acute Prescriptions, Excluding COVID Immunizations, Increased 8.0 Percent

•	Same Store Front-End Sales, Excluding Tobacco, Increased 2.7%

•	Net Loss per Share of $1.23, Compared to the Prior Year Net Loss per Share of $0.67

•	Adjusted Net Loss per Share of $0.14, Compared to the Prior Year Adjusted Net Income of $0.15 per Share

•	Adjusted EBITDA of $121.9 million, Compared to the Prior Year Adjusted EBITDA of $154.8 million, with Elixir growing 39% to $40.2 million from $28.9 million

•	Fiscal 2023 Adjusted EBITDA Outlook Lowered to $410 million to $440 million, and Adjusted Net Loss per Share to be between $2.18 and $1.78

PHILADELPHIA, Pa. (December 21, 2022) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended November 26, 2022.

“Our third quarter beat consensus on top and bottom line, and we’re pleased with our results at Elixir and our accelerated sales growth at retail. However, based on recent trends, we are lowering our full year guidance due to headwinds including pharmacy margin, seasonal markdowns and higher shrink,” said Heyward Donigan, president and chief executive officer. “In addition, we are kicking off a performance acceleration program, which allows us to fast-track initiatives that will improve sales, script volume and operating margins, and free up cash. We look forward to updating you on our progress at year end.”

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Rite Aid FY 2023 Q3 Press Release - page 2

Consolidated Third Quarter Summary

	Thirteen Week Period Ended		Thirty-nine Week Period Ended
(dollars in thousands)	November 26, 2022	November 27, 2021	November 26, 2022	November 27, 2021
Revenues	$6,083,346	$6,228,880	$17,998,997	$18,502,865
Net loss	(67,144)	(36,058)	(508,625)	(149,416)
Adjusted EBITDA	121,916	154,793	300,595	399,830

For the third quarter, the Company reported a net loss of $67.1 million, or $1.23 loss per share, Adjusted net loss of $7.9 million, or $0.14 loss per share, and Adjusted EBITDA of $121.9 million, or 2.0 percent of revenues.

Revenues for the quarter were $6.08 billion compared to revenues of $6.23 billion in the prior year’s quarter, largely due to a reduction in revenue from COVID vaccines and testing, store closures and a planned loss of covered lives at Elixir. These items were partially offset by increases in both comparable front-end sales and non-COVID prescriptions.

Third quarter net loss was $67.1 million, or $1.23 per share, compared to last year’s third quarter net loss of $36.1 million, or $0.67 per share. The increase in net loss is due primarily to a decrease in Adjusted EBITDA, an increase in interest expense and an increase in restructuring charges. These items were partially offset by a reduction in facility exit and impairment charges.

Retail Pharmacy Segment

	Thirteen Week Period Ended		Thirty-nine Week Period Ended
(dollars in thousands)	November 26, 2022	November 27, 2021	November 26, 2022	November 27, 2021
Revenues	$4,412,232	$4,432,508	$12,989,379	$13,061,408
Adjusted EBITDA	81,683	125,931	186,849	290,214

Retail Pharmacy Segment revenues decreased 0.5 percent over the prior year quarter, driven by a reduction in COVID vaccine and testing revenue as well as store closures, partially offset by an increase in both acute and maintenance prescriptions. Same store sales for the third quarter increased 7.5 percent over the prior year period, consisting of a 9.5 percent increase in pharmacy sales and a 2.2 percent increase in front-end sales. Front-end same store sales, excluding tobacco products, increased 2.7 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 4.4 percent over the prior year period. Total same store prescriptions, excluding COVID immunizations, increased 3.6 percent, with same store maintenance prescriptions increasing 2.1 percent and other same store acute prescriptions increasing 8.0 percent. Prescription sales accounted for 72.0 percent of total drugstore sales. Total store count at the end of the third quarter was 2,324.

Retail Pharmacy Segment Adjusted EBITDA was $81.7 million, or 1.9 percent of revenues, for the third quarter compared to last year’s third quarter Adjusted EBITDA of $125.9 million, or 2.8 percent of revenues. The decline in Adjusted EBITDA was due to decreased gross profit, partially offset by a decrease in selling, general and administrative (SG&A) expenses of $81.2 million. Gross profit was negatively impacted by the decline in COVID vaccinations and testing and increased shrink expense, partially offset by the increase in prescriptions filled. SG&A expenses benefited from lower payroll, occupancy, and other operating costs due to store closures and cost control initiatives.

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Rite Aid FY 2023 Q3 Press Release - page 3

Pharmacy Services Segment

	Thirteen Week Period Ended		Thirty-nine Week Period Ended
(dollars in thousands)	November 26, 2022	November 27, 2021	November 26, 2022	November 27, 2021
Revenues	$1,726,933	$1,858,830	$5,180,031	$5,629,325
Adjusted EBITDA	40,233	28,862	113,746	109,616

Pharmacy Services Segment revenues were $1.7 billion for the quarter, a decrease of 7.1 percent compared to the prior year quarter. The decrease in revenues was primarily the result of a planned decrease in Elixir Insurance membership and a previously announced client loss due to industry consolidation, partially offset by increased utilization of higher cost drugs.

Pharmacy Services Segment Adjusted EBITDA was $40.2 million, or 2.3 percent of revenues, for the third quarter compared to last year’s third quarter Adjusted EBITDA of $28.9 million, or 1.6 percent of revenues. The current quarter benefitted from increased gross profit resulting from procurement economics, and reductions in SG&A expense, partially offset by the decline in revenues associated with lost clients, as mentioned above.

Outlook for Fiscal 2023

Rite Aid Corporation is narrowing its outlook for Fiscal 2023 revenues and lowering its outlook for net loss and Adjusted EBITDA.

Total revenues are expected to be between $23.7 billion and $24.0 billion in fiscal 2023. Retail Pharmacy Segment revenue is expected to be between $17.4 billion and $17.6 billion and Pharmacy Services Segment revenue is expected to be between $6.3 billion and $6.4 billion (net of any intercompany revenues to the Retail Pharmacy Segment).

Net loss is expected to be between $584 million and $551 million.

Adjusted EBITDA is expected to be between $410 million and $440 million versus prior guidance of between $450 million and $490 million, due to expectations of lower pharmacy margins, cautious consumer demand and the related impact on seasonal markdowns and continued shrink expense. Retail Pharmacy Segment Adjusted EBITDA is expected to be between $265 million and $285 million and Pharmacy Services Segment Adjusted EBITDA is expected to be between $145 million and $155 million.

Adjusted net loss per share is expected to be between $2.18 and $1.78.

Capital expenditures are expected to be approximately $225 million, with a focus on investments in digital capabilities, technology, prescription file purchases and distribution center automation.

We expect to generate positive free cash flow in Fiscal 2023.

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on Wednesday, Dec. 21, 2022 and ending at 11:59 p.m. Eastern Time on Jan. 21, 2023. To access the replay of the call, telephone (800) 770-2030 or (647) 362-9199 and enter the seven-digit reservation number 9029129. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

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Rite Aid FY 2023 Q3 Press Release - page 4

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,300 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2023, including our expectation to generate positive free cash flow in fiscal 2023; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the prolonged impact of the COVID-19 global pandemic and the emerging new variants, including the government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our store closure program and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms (including the impact of rising interest rates, market volatility, and continuing actions by the United States Federal Reserve) and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation and government investigations, including related to Opioids, “usual and customary” pricing, government payer programs or other matters; our ability to monetize (and on reasonably available terms) the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), including continued impacts of inflation or other pricing environment factors on our costs, liquidity and our ability to pass on price increases to our customers, including as a result of inflationary and deflationary pressures, a decline in consumer financial position, whether due to inflation or other factors, as well as other factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements, new or disruptive business models or practices, and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, orders, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

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Rite Aid FY 2023 Q3 Press Release - page 5

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2023 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 and emerging new variants and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	November 26, 2022	February 26, 2022
ASSETS
Current assets:
Cash and cash equivalents	$103,054	$39,721
Accounts receivable, net	1,473,997	1,343,496
Inventories, net of LIFO reserve of $512,540 and $487,173	1,981,335	1,959,389
Prepaid expenses and other current assets	119,836	106,749
Total current assets	3,678,222	3,449,355
Property, plant and equipment, net	939,648	989,167
Operating lease right-of-use assets	2,622,969	2,813,535
Goodwill	626,936	879,136
Other intangibles, net	259,954	291,196
Deferred tax assets	13,938	20,071
Other assets	68,107	86,543
Total assets	$8,209,774	$8,529,003

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$6,107	$5,544
Accounts payable	1,454,988	1,571,261
Accrued salaries, wages and other current liabilities	799,555	780,632
Current portion of operating lease liabilities	563,490	575,651
Total current liabilities	2,824,140	2,933,088
Long-term debt, less current maturities	3,189,013	2,732,986
Long-term operating lease liabilities	2,427,836	2,597,090
Lease financing obligations, less current maturities	12,970	14,830
Other noncurrent liabilities	159,549	151,976
Total liabilities	8,613,508	8,429,970

Commitments and contingencies	-	-
Stockholders' (deficit) equity:
Common stock	56,526	55,752
Additional paid-in capital	5,915,383	5,910,299
Accumulated deficit	(6,360,206)	(5,851,581)
Accumulated other comprehensive loss	(15,437)	(15,437)
Total stockholders' (deficit) equity	(403,734)	99,033
Total liabilities and stockholders' (deficit) equity	$8,209,774	$8,529,003

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
Revenues	$6,083,346	$6,228,880
Costs and expenses:
Cost of revenues	4,879,594	4,894,497
Selling, general and administrative expenses	1,194,546	1,276,920
Facility exit and impairment charges	22,539	47,455
Interest expense	57,416	47,794
Gain on sale of assets, net	(3,095)	(5,899)
Loss on Bartell acquisition	-	5,346

	6,151,000	6,266,113

Loss before income taxes	(67,654)	(37,233)
Income tax benefit	(510)	(1,175)
Net loss	$(67,144)	$(36,058)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(67,144)	$(36,058)

Denominator:
Basic and diluted weighted average shares	54,792	54,168

Basic and diluted loss per share	$(1.23)	$(0.67)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
Revenues	$17,998,997	$18,502,865
Costs and expenses:
Cost of revenues	14,444,021	14,637,683
Selling, general and administrative expenses	3,606,028	3,790,035
Facility exit and impairment charges	134,955	67,639
Goodwill and intangible asset impairment charges	252,200	-
Interest expense	158,068	145,507
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Gain on sale of assets, net	(61,292)	(79)
Loss on Bartell acquisition	-	5,346

	18,492,668	18,649,366

Loss before income taxes	(493,671)	(146,501)
Income tax expense	14,954	2,915
Net loss	$(508,625)	$(149,416)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(508,625)	$(149,416)

Denominator:
Basic and diluted weighted average shares	54,567	54,004

Basic and diluted loss per share	$(9.32)	$(2.77)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
OPERATING ACTIVITIES:
Net loss	$(67,144)	$(36,058)
Adjustments to reconcile to net cash provided by (used in) operating activities:
Depreciation and amortization	69,496	72,973
Facility exit and impairment charges	22,539	47,455
LIFO charge	15,246	8,886
Change in allowances for uncollectible accounts receivable	9,082	-
Gain on sale of assets, net	(3,095)	(5,899)
Loss on Bartell acquisition	-	5,346
Stock-based compensation expense	566	217
Changes in deferred taxes	-	(1,602)
Changes in operating assets and liabilities:
Accounts receivable	62,041	(185,224)
Inventories	29,634	(68,054)
Accounts payable	(55,762)	38,112
Operating lease right-of-use assets and operating lease liabilities	(22,838)	(7,208)
Other assets	1,935	9,761
Other liabilities	70,909	118,257
Net cash provided by (used in) operating activities	132,609	(3,038)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(50,320)	(39,645)
Intangible assets acquired	(9,581)	(9,810)
Proceeds from dispositions of assets and investments	10,027	3,145
Proceeds from sale-leaseback transactions	9,908	25,605
Net cash used in investing activities	(39,966)	(20,705)
FINANCING ACTIVITIES:
Net (payments to) proceeds from revolver	(36,000)	50,000
Principal payments on long-term debt	(1,057)	(1,032)
Change in zero balance cash accounts	747	(14,243)
Payments for taxes related to net share settlement of equity awards	(87)	(131)
Deferred financing costs paid	-	(2,126)
Net cash (used in) provided by financing activities	(36,397)	32,468
Increase in cash and cash equivalents	56,246	8,725
Cash and cash equivalents, beginning of period	46,808	146,564
Cash and cash equivalents, end of period	$103,054	$155,289

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
OPERATING ACTIVITIES:
Net loss	$(508,625)	$(149,416)
Adjustments to reconcile to net cash (used in) provided by operating activities:
Depreciation and amortization	208,133	222,691
Facility exit and impairment charges	134,955	67,639
Goodwill and intangible asset impairment charges	252,200	-
LIFO charge	25,367	900
Change in allowances for uncollectible accounts receivable	7,411	-
Gain on sale of assets, net	(61,292)	(79)
Loss on Bartell acquisition	-	5,346
Stock-based compensation expense	8,635	8,820
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Changes in deferred taxes	6,133	(1,602)
Changes in operating assets and liabilities:
Accounts receivable	(149,632)	(398,079)
Inventories	(47,771)	(87,150)
Accounts payable	(99,105)	129,436
Operating lease right-of-use assets and operating lease liabilities	(54,551)	(19,517)
Other assets	(8,935)	34,946
Other liabilities	9,537	219,390
Net cash (used in) provided by operating activities	(318,852)	36,560
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(172,563)	(145,001)
Intangible assets acquired	(24,937)	(24,289)
Proceeds from insured loss	-	10,436
Proceeds from dispositions of assets and investments	51,030	7,821
Proceeds from sale-leaseback transactions	55,894	39,790
Net cash used in investing activities	(90,576)	(111,243)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	-	350,000
Net proceeds from revolver	641,000	300,000
Principal payments on long-term debt	(153,068)	(544,020)
Change in zero balance cash accounts	(12,184)	(15,087)
Financing fees paid for early debt redemption	(881)	(833)
Payments for taxes related to net share settlement of equity awards	(2,106)	(2,352)
Deferred financing costs paid	-	(18,638)
Net cash provided by financing activities	472,761	69,070
Increase (decrease) in cash and cash equivalents	63,333	(5,613)
Cash and cash equivalents, beginning of period	39,721	160,902
Cash and cash equivalents, end of period	$103,054	$155,289

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
Retail Pharmacy Segment
Revenues (a)	$4,412,232	$4,432,508
Cost of revenues (a)	3,312,953	3,199,271
Gross profit	1,099,279	1,233,237
LIFO charge	15,246	8,886
FIFO gross profit	1,114,525	1,242,123
Adjusted EBITDA gross profit	1,119,171	1,244,637

Gross profit as a percentage of revenues	24.91%	27.82%
LIFO charge as a percentage of revenues	0.35%	0.20%
FIFO gross profit as a percentage of revenues	25.26%	28.02%
Adjusted EBITDA gross profit as a percentage of revenues	25.37%	28.08%

Selling, general and administrative expenses	1,118,792	1,185,974
Adjusted EBITDA selling, general and administrative expenses	1,037,488	1,118,706
Selling, general and administrative expenses as a percentage of revenues	25.36%	26.76%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	23.51%	25.24%

Cash interest expense	54,578	44,853
Non-cash interest expense	2,838	2,941
Total interest expense	57,416	47,794

Adjusted EBITDA	81,683	125,931
Adjusted EBITDA as a percentage of revenues	1.85%	2.84%

Pharmacy Services Segment
Revenues (a)	$1,726,933	$1,858,830
Cost of revenues (a)	1,622,460	1,757,684
Gross profit	104,473	101,146

Gross profit as a percentage of revenues	6.05%	5.44%

Adjusted EBITDA	40,233	28,862
Adjusted EBITDA as a percentage of revenues	2.33%	1.55%

(a) - Revenues and cost of revenues include $55,819 and $62,458 of inter-segment activity for the thirteen weeks ended November 26, 2022 and November 27, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
Retail Pharmacy Segment
Revenues (a)	$12,989,379	$13,061,408
Cost of revenues (a)	9,749,707	9,517,875
Gross profit	3,239,672	3,543,533
LIFO charge	25,367	900
FIFO gross profit	3,265,039	3,544,433
Adjusted EBITDA gross profit	3,281,878	3,551,888

Gross profit as a percentage of revenues	24.94%	27.13%
LIFO charge as a percentage of revenues	0.20%	0.01%
FIFO gross profit as a percentage of revenues	25.14%	27.14%
Adjusted EBITDA gross profit as a percentage of revenues	25.27%	27.19%

Selling, general and administrative expenses	3,336,781	3,505,365
Adjusted EBITDA selling, general and administrative expenses	3,095,029	3,261,674
Selling, general and administrative expenses as a percentage of revenues	25.69%	26.84%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	23.83%	24.97%

Cash interest expense	149,441	136,476
Non-cash interest expense	8,627	9,031
Total interest expense	158,068	145,507

Adjusted EBITDA	186,849	290,214
Adjusted EBITDA as a percentage of revenues	1.44%	2.22%

Pharmacy Services Segment
Revenues (a)	$5,180,031	$5,629,325
Cost of revenues (a)	4,864,727	5,307,676
Gross profit	315,304	321,649

Gross profit as a percentage of revenues	6.09%	5.71%

Adjusted EBITDA	113,746	109,616
Adjusted EBITDA as a percentage of revenues	2.20%	1.95%

(a) - Revenues and cost of revenues include $170,413 and $187,868 of inter-segment activity for the thirty-nine weeks ended November 26, 2022 and November 27, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(67,144)	$(36,058)
Adjustments:
Interest expense	57,416	47,794
Income tax benefit	(510)	(1,175)
Depreciation and amortization	69,496	72,973
LIFO charge	15,246	8,886
Facility exit and impairment charges	22,539	47,455
Merger and Acquisition-related costs	-	3,642
Stock-based compensation expense	566	217
Restructuring-related costs	26,500	9,657
Inventory write-downs related to store closings	3,085	86
Litigation and other contractual settlements	(2,541)	2,000
Gain on sale of assets, net	(3,095)	(5,899)
Loss on Bartell acquisition	-	5,346
Other	358	(131)
Adjusted EBITDA	$121,916	$154,793
Percent of revenues	2.00%	2.49%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(508,625)	$(149,416)
Adjustments:
Interest expense	158,068	145,507
Income tax expense	14,954	2,915
Depreciation and amortization	208,133	222,691
LIFO charge	25,367	900
Facility exit and impairment charges	134,955	67,639
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Merger and Acquisition-related costs	-	12,119
Stock-based compensation expense	8,635	8,820
Restructuring-related costs	61,951	25,173
Inventory write-downs related to store closings	12,134	1,356
Litigation and other contractual settlements	35,823	50,212
Gain on sale of assets, net	(61,292)	(79)
Loss on Bartell acquisition	-	5,346
Other	(396)	3,412
Adjusted EBITDA	$300,595	$399,830
Percent of revenues	1.67%	2.16%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
Net loss	$(67,144)	$(36,058)
Add back - Income tax benefit	(510)	(1,175)
Loss before income taxes	(67,654)	(37,233)

Adjustments:
Amortization expense	17,622	18,780
LIFO charge	15,246	8,886
Merger and Acquisition-related costs	-	3,642
Restructuring-related costs	26,500	9,657
Litigation and other contractual settlements	(2,541)	2,000
Loss on Bartell acquisition	-	5,346

Adjusted (loss) income before income taxes	(10,827)	11,078

Adjusted income tax (benefit) expense (a)	(2,897)	2,914
Adjusted net (loss) income	$(7,930)	$8,164

Adjusted net (loss) income per diluted share:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income	$(7,930)	$8,164

Denominator:
Basic weighted average shares	54,792	54,168
Outstanding options and restricted shares, net	-	541
Diluted weighted average shares	54,792	54,709

Net loss per diluted share	$(1.23)	$(0.67)

Adjusted net (loss) income per diluted share	$(0.14)	$0.15

(a)   The fiscal year 2023 and 2022 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended November 26, 2022 and November 27, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
Net loss	$(508,625)	$(149,416)
Add back - Income tax expense	14,954	2,915
Loss before income taxes	(493,671)	(146,501)

Adjustments:
Amortization expense	56,668	59,193
LIFO charge	25,367	900
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Merger and Acquisition-related costs	-	12,119
Restructuring-related costs	61,951	25,173
Litigation and other contractual settlements	35,823	50,212
Loss on Bartell acquisition	-	5,346

Adjusted (loss) income before income taxes	(102,974)	9,677

Adjusted income tax (benefit) expense (a)	(27,556)	2,545
Adjusted net (loss) income	$(75,418)	$7,132

Adjusted net (loss) income per diluted share:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income	$(75,418)	$7,132

Denominator:
Basic weighted average shares	54,567	54,004
Outstanding options and restricted shares, net	-	998
Diluted weighted average shares	54,567	55,002

Net loss per diluted share	$(9.32)	$(2.77)

Adjusted net (loss) income per diluted share	$(1.38)	$0.13

(a)   The fiscal year 2023 and 2022 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirty-nine weeks ended November 26, 2022 and November 27, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended November 26, 2022	Thirteen weeks ended November 27, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,412,232	$4,432,508
Gross Profit	1,099,279	1,233,237
Addback:
LIFO charge	15,246	8,886
Depreciation and amortization (cost of goods sold portion only)	2,158	2,489
Other	2,488	25
Adjusted EBITDA gross profit	$1,119,171	$1,244,637
Percent of revenues	25.37%	28.08%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,412,232	$4,432,508
Selling, general and administrative expenses	1,118,792	1,185,974
Less:
Depreciation and amortization (SG&A portion only)	56,542	58,087
Stock-based compensation expense	456	(174)
Merger and Acquisition-related costs	-	3,642
Restructuring-related costs	19,876	3,746
Litigation and other contractual settlements	3,475	2,000
Other	955	(33)

Adjusted EBITDA selling, general and administrative expenses	$1,037,488	$1,118,706
Percent of revenues	23.51%	25.24%

Adjusted EBITDA	$81,683	$125,931

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2022	Thirty-nine weeks ended November 27, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$12,989,379	$13,061,408
Gross Profit	3,239,672	3,543,533
Addback:
LIFO charge	25,367	900
Depreciation and amortization (cost of goods sold portion only)	7,126	6,536
Other	9,713	919
Adjusted EBITDA gross profit	$3,281,878	$3,551,888
Percent of revenues	25.27%	27.19%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$12,989,379	$13,061,408
Selling, general and administrative expenses	3,336,781	3,505,365
Less:
Depreciation and amortization (SG&A portion only)	164,361	176,936
Stock-based compensation expense	8,054	8,292
Merger and Acquisition-related costs	-	12,119
Restructuring-related costs	45,689	7,951
Litigation and other contractual settlements	21,597	34,448
Other	2,051	3,945

Adjusted EBITDA selling, general and administrative expenses	$3,095,029	$3,261,674
Percent of revenues	23.83%	24.97%

Adjusted EBITDA	$186,849	$290,214

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$23,700,000	$24,000,000

Pharmacy Services Segment Revenues	$6,300,000	$6,400,000

Gross Capital Expenditures	$225,000	$225,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(584,000)	$(551,000)
Adjustments:
Interest expense	220,000	220,000
Income tax benefit	(7,000)	(10,000)
Depreciation and amortization	280,000	280,000
LIFO charge	35,000	35,000
Facility exit and impairment charges	182,000	182,000
Goodwill and intangible asset impairment charges	252,000	252,000
Gain on debt modifications and retirements, net	(41,000)	(41,000)
Restructuring-related costs	72,000	72,000
Litigation and other contractual settlements	36,000	36,000
Gain on sale of assets, net	(60,000)	(60,000)
Other	25,000	25,000
Adjusted EBITDA	$410,000	$440,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(584,000)	$(551,000)
Add back - income tax benefit	(7,000)	(10,000)
Loss before income taxes	(591,000)	(561,000)

Adjustments:
Amortization expense	75,000	75,000
LIFO charge	35,000	35,000
Goodwill and intangible asset impairment charges	252,000	252,000
Gain on debt modifications and retirements, net	(41,000)	(41,000)
Restructuring-related costs	72,000	72,000
Litigation and other contractual settlements	36,000	36,000

Adjusted loss before adjusted income taxes	(162,000)	(132,000)

Adjusted income tax benefit	(43,000)	(35,000)
Adjusted net loss	$(119,000)	$(97,000)

Diluted adjusted net loss per share	$(2.18)	$(1.78)